CONFIDENTIAL TREATMENT REQUESTED
CERTAIN INFORMATION OMITTED AND FILED SEPARATELY WITH THE SEC

Third Amendment to Pooled Patents Agreement
This Third Amendment to the Pooled Patents Agreement (the “Third Amendment”) is effective as of the date of last signature found below (“Third Amendment Effective Date”) between Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 ("Illumina") and Sequenom, Inc., a Delaware corporation, having a place of business at 3595 John Hopkins Court, San Diego CA 92121 (“Sequenom”). Sequenom and Illumina may be referred to herein as “Party” or “Parties.”
WHEREAS, the Parties entered into the Pooled Patents Agreement, dated December 2, 2014, as amended via a First Amendment dated April 21, 2016 and via a Second Amendment dated April 17, 2017 (“Agreement”);
WHEREAS, the Parties desire to amend Schedule 1A of the Agreement to permit lower Test Fees to be paid by certain additional companies, as identified herein; and
WHEREAS, for good and valuable consideration, the Parties agree to amend the Agreement as follows:

1.	Schedule 1A is amended to add the following entities:
[…***…]
Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. All capitalized terms not defined in this Third Amendment shall have the meaning ascribed to them in the Agreement.

IN WITNESS WHEREOF, the Parties have signed this Third Amendment as of the dates indicated below.

ILLUMINA		SEQUENOM
By:	/s/ Jeff Eidel	By:	/s/ Eric Lindblom
Name:	Jeff Eidel	Name:	Eric Lindblom
Title:	VP, Corporate & Business Development	Title:	SVP, LabCorp.
Date:	August 21, 2017	Date:	August 28, 2017